EXHIBIT NUMBER
                                                               6.9

                                     -AFFIDAVIT-

                 Re: Assignment of Gleasman Patents to Torvec, Inc.
             5
                State of New York   )
                                    ) Ss.
                County of Monroe    )


            10   Morton A. Polster, being duly sworn deposes and says:
                1. I am an attorney registered to practice before the United States Patent and Trademark Office ("USPTO"); and I have been acting as patent attorney for Vernon, Keith, and James Gleasman (the
            15   Gleasmans") since 1989 and am presently an Officer and
                Director of Torvec, Inc.
                2. Attached hereto are Assignments (both of which have been recorded at the USPTO) transferring all right and title to listed
            20   patent properties from the Gleasmans to Torvec, Inc.
             3. 1 have personal knowledge that each of the listed U.S. Patents was issued to the Gleasmans; that the two listed U.S. Patent Applications have both matured into U.S. Patents and have since issued to the
            25   Gleasmans; that all of these U.S. Patents are now owned
                by Torvec, Inc.; that the two International Patent Applications have each been filed in the European Patent Office as well as in seven other countries; and that all of those non-U.S. filings have been made in the name of Torvec, Inc.
            30
                                             s/Morton A. Polster
            35
               Sworn to before me this 29th day of January, 1988.



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                                          S/Pamela J. Knapp
                                          Notary Public



























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                                               UNITED STATES DEPARTMENT
                                               OF COMMERCE
                                               Patent and Trademark
                                               Office
                                               Assistant Secretary and
                                               Commissioner
                                               of Patents and Trademarks
                                               Washington, D.C.  20231
               FEBRUARY 24, 1997

               PTAS

               EUGENE STEPHENS & ASSOCIATES
               MORTON A. POLSTER
               56 WINDSOR STREET
               ROCHESTER, NY 14605
                      UNITED STATES PATENT AND TRADEMARK OFFICE
                        NOTICE OF ACCREDATION OF ASSIGNMENT DOCUMENT
            THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT DIVISION OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE MICROFILM COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW. PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE EMPLOYEE WHOSE NAME APPEARS ON THIS NOTICE AT 703-308-9723. PLEASE SEND REQUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, ASSIGNMENT DIVISION, BOX ASSIGNMENTS, NORTH TOWER BUILDING, SUITE 1OC35, WASHINGTON, D.C. 20231.
            RECORDATION DATE: 11/22/1996          REEL/FRAME: 8268/0844
               NUMBER OF PAGES: 5
            BRIEF:   ASSIGNMENT OF ASSIGNOR'S INTEREST (SEE DOCUMENT FOR
            DETAILS).
            ASSIGNOR:
               GLEASMAN, VERNON E.                DOC DATE: 09/30/1996
            ASSIGNOR:
               GLEASMAN, KEITH E.                 DOC DATE: 09/30/1996
            ASSIGNOR:
               GLEASMAN, JAMES A.                 DOC DATE: 09/30/1996



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            ASSIGNEE:
               TORVEC, INC.
               11 PONDVIEW DRIVE
               PITTSFORD, NEW YORK 14534
            SERIAL NUMBER: 08252743               FILING DATE: 06/02/1994
            PATENT NUMBER:                        ISSUE DATE:
            SERIAL NUMBER:  08410235              FILING DATE: 03/241995
            PATENT NUMBER: 5613914                ISSUE DATE: 03/25/1997

            8268/0844 PAGE 2
            SERIAL NUMBER: 06668313               FILING DATE: 11/05/1984
            PATENT NUMBER: 4732053                ISSUE DATE: 03/22/1988
            SERIAL NUMBER: 07027748               FILING DATE: 03/19/1987
            PATENT NUMBER: 4776235                ISSUE DATE: 10/11/1988
            SERIAL NUMBER: 07027741               FILING DATE: 03/19/1987
            PATENT NUMBER: 4776236                ISSUE DATE: 10/11/1988
            SERIAL NUMBER: 07255663               FILING DATE: 10/11/1988
            PATENT NUMBER: 4895052                ISSUE DATE: 01/23/1990
            SERIAL NUMBER: 07768399               FILING DATE: 09/12/1991
            PATENTNUMBER: 5186692                 ISSUE DATE: 02/16/1993
            SERIAL NUMBER: 07936842               FILING DATE: 08/27/1992
            PATENT NUMBER: 5440878                ISSUE DATE: 08/15/1995
            SERIAL NUMBER: 08274220               FILING DATE: 07/13/1994
            PATENT NUMBER: 5513553                ISSUE DATE: 05/07/1996
            SERIAL   NUMBER:                      FILING DATE:
            PATENT NUMBER:                        ISSUE DATE:
            PCT NUMBER: US9506538
            SERIAL NUMBER:                        FILING DATE:
            PATENT NUMBER:                        ISSUE DATE:
            PCT NUMBER: US9508732

            SHARMALLA SIMPSON, EXAMINER
            ASSIGNMENT DIVISION


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            OFFICE OF PUBLIC RECORDS





























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